EXHIBIT 99.3

Unaudited Pro Forma Condensed Combined Financial Information

(Amounts in Thousands Except Share Amounts)

Twinlab Consolidated Holdings, Inc. (the “Company”), through its wholly owned subsidiary, Twinlab Consolidation Corporation) (“TCC”), entered into an option agreement in September 2014 (the “Option Agreement”) that gave TCC an exclusive option to purchase 100% of the outstanding equity interests of Organic Holdings, LLC (“Organic”). Organic, through its subsidiaries, is engaged in the business of developing and selling premium nutritional supplements, including under the well-known ReserveageTM Nutrition family of brands. Effective August 13, 2015, TCC exercised the option and entered into a Unit Purchase Agreement, as amended (the “Purchase Agreement”), with the owners of the membership interests of Organic (the “Sellers”). The parties subsequently agreed to extend the closing date of the Purchase Agreement to October 5, 2015 when TCC closed the transactions contemplated by the Purchase Agreement and acquired all of the membership units for a purchase price of $37,000. The Company had previously paid the Sellers a non-refundable deposit of $2,000. In addition, the Company paid the Organic warrant holder $339 and assumed an Organic line of credit of $2,372. The Company considers the acquisition of Organic as the acquisition of a business, and the Company is therefore required to make the pro forma disclosures described below.

The unaudited pro forma condensed combined balance sheet as of September 30, 2015 reflects the acquisition of Organic as if such acquisition had occurred on September 30, 2015, combining the consolidated balance sheets of the Company and Organic as of September 30, 2015.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 reflects the acquisition of Organic as if it had occurred on January 1, 2014, combining the historical audited statements of operations of the Company and Organic for the year ended December 31, 2014.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 reflects the acquisition of Organic as if it had occurred on January 1, 2014, combining the historical unaudited statements of operations of the Company and Organic for the nine months ended September 30, 2015.

The unaudited pro forma condensed combined financial information is unaudited and is based upon the historical consolidated financial statements of the Company and of Organic, and certain adjustments directly related to the acquisition that the Company believes are reasonable to give effect to the Organic acquisition.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

•	the accompanying notes to the Condensed Combined Pro Forma Financial Information;
•	the Company’s audited consolidated financial statements and related notes for the year ended December 31, 2014 filed with the Securities and Exchange Commission;
•	the Company’s unaudited condensed consolidated financial statements and related notes for the nine months ended September 30, 2015 contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the Securities and Exchange Commission;
•	Organic’s audited consolidated financial statements and related notes for the year ended December 31, 2014 included as Exhibit 99.1 to this current report on Form 8-K/A; and

•	Organic’s unaudited condensed consolidated financial statements and related notes for the nine months ended September 30, 2015 included as Exhibit 99.2 to this current report on Form 8-K/A.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

As of September 30, 2015

(Amounts in Thousands Except Share Amounts)

	Twinlab
	Consolidated	Organic
	Holdings, Inc.	Holdings, LLC	Pro Forma
	Historical	Historical	Adjustments		Pro Forma
ASSETS

Current assets:
Cash	$1,740	$249	$37,000	{b}	$1,650
			(37,000	){c}
			(339	){c}
Marketable securities	67	-			67
Accounts receivable, net	4,940	3,584			8,524
Inventories, net	9,924	4,137			14,061
Prepaid expenses and other current assets	4,330	134	(2,000	){c}	2,464
Total current assets	21,001	8,104	(2,339)		26,766

Property, plant and equipment, net	3,463	114			3,577
Intangible assets, net	10,490	-	22,453	{c}	32,943
Goodwill	8,818	-	16,342	{c}	25,160
Other assets	1,484	408	(386	){a}	1,506

	$45,256	$8,626	$36,070		$89,952

LIABILITIES AND STOCKHOLDERS’ DEFICIT/MEMBERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$13,738	$2,907			$16,645
Accrued expenses and other current liabilities	4,562	2,395			6,957
Derivative liabilities	13,599	-			13,599
Notes payable and current portion of long-term debt, net of discount	13,384	-	2,372	{c}	15,756
Total current liabilities	45,283	5,302	2,372		52,957

Long-term liabilities:
Deferred gain on sale of assets	1,930	-			1,930
Derivative warrant liability	-	1,655	(1,655	){a}	-
Long-term debt, net of current portion and discount	13,368	6,600	(6,600	){a}	13,368
Total long-term liabilities	15,298	8,255	(8,255)		15,298

Total liabilities	60,581	13,557	(5,883)		68,255

Commitments and contingencies

Stockholders’ equity (deficit)/members’ equity (deficit):
Common stock	249	-	130	{b}	379
Additional paid-in capital	203,104	-	36,870	{b}	239,974
Stock subscriptions receivable	(100)	-			(100)
Treasury stock at cost	-				-
Accumulated deficit	(218,533)	-			(218,533)
Accumulated other comprehensive loss	(45)	-			(45)
Members’ equity (deficit)	-	(4,931)	7,869	{a}	22
			(2,916	){c}
Total stockholders’ equity (deficit)/members’ equity (deficit)	(15,325)	(4,931)	41,953		21,697

	$45,256	$8,626	$36,070		$89,952

See notes to unaudited condensed combined pro forma financial information.

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UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

Year Ended December 31, 2014

(Amounts in Thousands Except Share Amounts)

	Twinlab
	Consolidated	Organic
	Holdings, Inc.	Holdings, LLC	Pro Forma
	Historical	Historical	Adjustments		Pro Forma

Net sales	$61,426	$30,986			$92,412
Cost of sales	47,654	18,077			65,731

Gross profit	13,772	12,909			26,681

Selling, general and administrative expenses	25,924	10,327	$1,358	{f}	37,609

Income (loss) from operations	(12,152)	2,582	(1,358)		(10,928)

Other income (expense):
Interest expense, net	(6,388)	(994)	994	{d}	(6,388)
Gain (loss) on change in derivative liabilities	-	(1,450)	1,450	{e}	-
Other income (expense), net	(2,529)	-			(2,529)

Total other income (expense)	(8,917)	(2,444)	2,444		(8,917)

Income (loss) before income taxes	(21,069)	138	1,086		(19,845)

Provision for income taxes	(61)	-			(61)

Net income (loss)	$(21,130)	$138	$1,086		$(19,906)

Weighted average number of common shares outstanding – basic and diluted	213,366,479		130,081,551	{g}	343,448,030

Loss per common share – basic and diluted	$(0.10)				$(0.06)

See notes to unaudited condensed combined pro forma financial information.

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UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2015

(Amounts in Thousands Except Share Amounts)

	Twinlab
	Consolidated	Organic
	Holdings, Inc.	Holdings, LLC	Pro Forma
	Historical	Historical	Adjustments		Pro Forma

Net sales	$60,215	$22,524			$82,739
Cost of sales	50,816	12,555			63,371

Gross profit	9,399	9,969			19,368

Selling, general and administrative expenses	21,178	9,892	$1,018	{f}	32,088

Income (loss) from operations	(11,779)	77	(1,018)		(12,720)

Other income (expense):
Interest expense, net	(5,280)	(690)	690	{d}	(5,280)
Gain (loss) on change in derivative liabilities	(14,523)	708	(708	){e}	(14,523)
Other income (expense), net	428	-			428

Total other income (expense)	(19,375)	18	(18)		(19,375)

Income (loss) before income taxes	(31,154)	95	(1,036)		(32,095)

Provision for income taxes	(1)	-			(1)

Net income (loss)	$(31,155)	$95	$(1,036)		$(32,096)

Weighted average number of common shares outstanding – basic and diluted	222,344,684		130,081,551	{g}	352,426,235

Loss per common share – basic and diluted	$(0.14)				$(0.09)

See notes to unaudited condensed combined pro forma financial information.

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NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL INFORMATION

(Amounts in Thousands)

Basis of Presentation

The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2015 reflects the Organic acquisition as if it had occurred September 30, 2015, combining the consolidated balance sheets of the Company and of Organic as of September 30, 2015. The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015 reflect the Organic acquisition as if it had occurred January 1, 2014. The unaudited condensed combined pro forma financial information is not intended to reflect the financial position and results that would have actually resulted had the Organic acquisition occurred on the dates indicated.

Summary of Significant Pro Forma Adjustments

{a}        To eliminate the assets and liabilities of Organic not acquired or assumed in the acquisition.

{b}        To record the issuance of the Company’s common stock to fund the acquisition. Pursuant to two stock purchase agreements, a total of 130,081,551 shares of the Company’s common stock were issued for total proceeds to the Company of $37,000.

{c}        To record the purchase price and allocation of the purchase price. The aggregate consideration for the purchased assets is comprised of the following:

Cash	$37,000
Deposit paid in 2014	2,000
Line of credit assumed	2,372
Payment to warrant holder	339

Total purchase price	$41,711

The purchase price has been allocated as follows:

Intangible assets:
Customer relationships	$15,600
Trade name – Reserveage Nutrition & Resvitale	5,900
Trade name – Rebody	200
Assembled workforce	753

Total intangible assets	22,453
Goodwill	16,342
Other net assets	2,916

Total	$41,711

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The definite lived intangible assets will be amortized using the straight-line method over the following estimated economic lives (in years):

Customer relationships	15
Trade name – Rebody	3
Assembled workforce	3

{d}        To eliminate the interest expense of Organic.

{e}        To eliminate the gain (loss) on change in derivative liabilities of Organic.

{f}        To record amortization of the definitive lived intangible assets.

{g}        To increase the weighted average number of common shares outstanding by the number of common shares issued to fund the acquisition.

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